UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 S. Hoover Blvd.

Suite 210

Tampa, Florida 33609

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OMEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

General

Odyssey Marine Exploration, Inc. (the “Company”) held the Annual Meeting for the purpose of considering and acting upon the following matters:

•	to elect seven directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified (the “Election Proposal”);

•	to ratify the appointment of Warren Averett, LLC, as our independent registered certified public accounting firm for the fiscal year ending December 31, 2022 (the “Ratification Proposal”);

•	to increase the number of authorized shares of common stock (the “Plan Proposal”)

•	to obtain non-binding advisory approval of the compensation of our named executive officers (the “Compensation Proposal”); and

•	to transact such other business as may properly come before the meeting and at any adjournments or postponements thereof.

No other business came before the meeting.

Voting Results

Election Proposal

With respect to the Election Proposal, the seven individuals named below were elected to serve as directors in accordance with the following vote:

Nominee	For	Withheld
John C. Abbott	4,595,315	188,361
Laura L. Barton	4,630,321	153,355
Mark D. Gordon	4,558,871	224,805
Mark B. Justh	4,701,958	81,718
James S. Pignatelli	4,661,851	121,825
Jon D. Sawyer	4,406,005	377,671
Todd E. Siegel	4,634,089	149,587

Ratification Proposal

With respect to the Ratification Proposal, the results of the vote were as follows:

For	Against	Abstain
8,191,950	230,420	107,692

Plan Proposal

With respect to the Plan Proposal, the results of the vote were as follows:

For	Against	Abstain
3,817,701	847,217	118,758

Compensation Proposal

With respect to the Compensation Proposal, the results of the vote were as follows:

For	Against	Abstain
4,090,137	435,105	258,434

Broker Non-Votes

There were 3,746,386 broker non-votes with respect to the Election Proposal, the Plan Proposal and the Compensation Proposal. Broker non-votes were not relevant to the Ratification Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: June 15, 2022	By:	/s/ Christopher E. Jones
Christopher E. Jones
Chief Financial Officer